WARRANT AGREEMENT
                                     BETWEEN
                            PULSEPOINT COMMUNICATIONS
                                       and
                        LEAP WIRELESS INTERNATIONAL, INC.


                        --------------------------------








                             Dated: January 21, 1999

                        ================================


                                TABLE OF CONTENTS(1)

                                                                            Page
                                                                            ----

SECTION 1. Issuance of Warrants..............................................1

SECTION 2. Warrant Certificates..............................................2

SECTION 3. Execution of Warrant Certificates.................................2

SECTION 4. Registration......................................................2

SECTION 5. Restriction on Transfer; Registration of Transfers................3

SECTION 6. Warrants; Exercise of Warrants....................................4

   (a) Warrants..............................................................4
   (b) Exercise of Warrants..................................................4

SECTION 7. Payment of Taxes..................................................5

SECTION 8. Mutilated or Missing Warrant Certificates.........................5

SECTION 9. Reservation of Warrant Shares.....................................5

SECTION 10. Obtaining Stock Exchange Listings................................5

SECTION 11. Adjustment of Exercise Price and Number of
            Warrant Shares Issuable .........................................6

   (a) Adjustment for Change in Capital Stock................................6
   (b) Adjustment for Rights Issue...........................................7
   (c) Adjustment for Other Distributions....................................7
   (d) When No Adjustment Required...........................................8
   (e) Notice of Adjustment..................................................8
   (f) Notice of Certain Transactions........................................9
   (g) Reorganization of Company.............................................9
   (h) Adjustment in Number of Warrant Shares...............................10

SECTION 12. Fractional Interests............................................10


                                       i


SECTION 13.  Notices to Warrant holders; Delivery of Financial Statements...10

   (a) Notices to Warrant Holders...........................................10
   (b) Delivery of Financial Statements.....................................12

SECTION 14. Registration Rights..............................................12

SECTION 15. Notices to the Company and the Warrant Holders...................12

SECTION 16. Supplements and Amendments.......................................12

SECTION 17. Successors.......................................................12

SECTION 18. Termination......................................................13

SECTION 19. Governing Law....................................................13

SECTION 20. Benefits of This Agreement.......................................13

SECTION 21. Counterparts.....................................................13




EXHIBITS

EXHIBIT A - A-2
EXHIBIT B - B-1
EXHIBIT C - C-5

(1) This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretaion of any of its terms or provision.

            This WARRANT AGREEMENT dated as of January 21, 1999 (the "Agreement") is by and between PulsePoint Communications, a California corporation (the "Company"), and Leap Wireless International, Inc. a Delaware corporation ("Leap").

                                    RECITALS

            A. The Company proposes to issue to Leap warrants (the "Warrants") to purchase shares of Common Stock, no par value, of the Company ("Common Stock") subject to the terms and conditions set forth in this Agreement.

            B. The Warrants represent the right to purchase from the Company authorized but unissued shares of Common Stock determined as set forth herein (the Common Stock purchasable on exercise of the Warrants being referred to herein as the "Warrant Shares") at an initial exercise price of the market price per share as quoted on the NASDAQ stock exchange (or any successor thereto) at the close of business on the day that this Agreement is first executed by one of the parties (the "Exercise Price").

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

            SECTION 1.  Issuance of Warrants.  If the following  conditions  are
                        ---------------------
met, the Company shall issue Warrants to Leap at the times and in the amounts set forth below, subject to adjustments, if any, as set forth in Section 11 hereof:

            (a) On or before the third anniversary of the date hereof (the "Final Contract Date"), upon the deployment of the first (1st) Enhanced Applications Platform ("EAP") product in an operating network of Leap or another company if Leap both (i) owns, directly or indirectly, no less than ten percent (10%)* of the outstanding equity interests of such other company and (ii)
actively participates in the operations or management of such company (including, without limitation, consulting with or advising such other company in connection with its selection of voicemail and unified messaging equipment vendor) (a "Leap Operating Company"), the Company shall issue to Leap Warrants for the purchase of 100,000 shares of Common Stock at the initial Exercise Price (subject to the adjustment of such number of shares and Exercise Price pursuant to paragraph (e) of this Section 1.

            (b) On or before the third anniversary of the Final Contract Date, for each whole $12,500,000 of Net Cash Receipts (as defined herein) received by the Company from Leap, a




* With the exception of the Chasetel properties ("Chasetel"), in which Leap currently owns a seven percent (7%) interest, on the condition that Leap maintains a valid management agreement with Chasetel or until Leap acquires an outstanding equity interest of at least ten percent (10%).

Leap Operating Company, an entity purchasing EAP product for Leap or a Leap Operating Company (a "Purchasing Entity"), or an authorized distributor of Company's products that has distributed Company's EAP product to Leap, a Leap Operating Company, or a Purchasing Entity (each, an "Authorized Distributor" and together, the "Authorized Distributors") pursuant to a valid purchase agreement between either Leap, a Leap Operating Company, or a Purchasing Entity and the Company, in the first instance, or the Company and an Authorized Distributor, in the second instance, the Company shall issue to Leap Warrants for the purchase of 100,000 shares of Common Stock at the initial Exercise Price (subject to the adjustment of such number of shares and Exercise Price pursuant to paragraph (e) of this Section 1); for purposes of this Agreement, "Net Cash Receipts" for any period or periods shall mean the sum of: payments received by the Company during such period(s) from Leap, a Leap Operating Company, or Purchasing Entity, or an Authorized Distributor on amounts invoiced to Leap, a Leap Operating Company or Purchasing Entity less returns, as determined in accordance with generally accepted accounting principles, applied on the basis consistent with the present accounting practices of the Company.

            (c) The foregoing Sections 1(a) and (b) hereof notwithstanding, the Company shall not be required to issue Warrants to Leap for the purchase of an aggregate of more than 500,000 shares of Common Stock pursuant to this Agreement, subject to the adjustment of such number of shares pursuant to paragraph (e) of this Section 1 and Section 11.

            (d) Thirty calendar days following the end of each quarter, the Company shall provide Leap a summary of the Net Cash Receipts as of the date of the end of the respective quarter for which the summary is provided and shall issue, the appropriate number of Warrants to Leap as determined above.

            (e) If an event occurs which would result under Section 11 hereof in an adjustment to the Exercise Price of outstanding Warrants, if any, then the number of shares of Common Stock for which Warrants to be issued pursuant to Sections 1(a) and (b) hereof are exercisable, and the Exercise Price thereof, shall be adjusted pursuant to the provisions of Section 11 hereof as though such Warrant already were issued and outstanding at the time of such event.

            SECTION 2. Warrant  Certificates.  The  certificates  evidencing the
                       ----------------------
Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto and shall be delivered promptly after the Company determines that Warrants have been earned pursuant to Section 1.

            SECTION 3. Execution of Warrant Certificates.  The Warrant
                       ----------------------------------
Certificates shall be signed on behalf of the Company by its President.

            SECTION 4. Registration.  The  Company  may  deem  and  treat  the
                       -------------
registered holder of a Warrant Certificate as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and shall not be affected by any notice to the contrary. References herein to "Warrant holders" shall mean Leap, so long as Leap is registered holder of a Warrant Certificate, and any proper transferee of a Warrant who has become a registered holder of a Warrant Certificate.

            SECTION 5. Restriction  on  Transfer;  Registration  of  Transfers.
                       --------------------------------------------------------
Anything in this Agreement to the contrary notwithstanding, the Warrants are not transferable without the prior written consent of the Company, which consent shall not be unreasonably withheld. Subject to the preceding sentence, the Company shall from time to time register the transfer of Warrant Certificates in a Warrant register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee and the surrendered Warrant Certificate shall be canceled and disposed of by the Company.

            Prior to any proposed transfer of a Warrant or of the Warrant Shares, if such transfer is not made pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Act"), or an opinion of counsel, reasonably satisfactory in form and substance to the Company, that the Warrant or Warrant Shares may be sold publicly without registration under the Act, the Warrant holder will, if requested by the Company, deliver to the Company:

            (1) an investment representation reasonably satisfactory to the Company signed by the proposed transferee;

            (2) an agreement by the proposed transferee to the impression of the restrictive investment legend set forth below on the Warrant Certificate or the certificate representing the Warrant Shares;

            (3) an agreement by the proposed transferee that the Company may place a notation in the stock books of the Company or a "stop transfer order" with any transfer agent or registrar with respect to the Warrant Shares; and

            (4) an agreement by such transferee to be bound by the provisions of this Section 5 relating to the transfer of the Warrant or Warrant Shares.

            Each certificate representing Warrant Shares will bear the following legend:

            "The securities evidenced or constituted hereby have been acquired for investment and have not been registered under the Securities Act of 1933, as amended. Such securities may not be sold, transferred, pledged or hypothecated unless the registration provisions of said Act have been complied with or unless the Company has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required."

            SECTION 6. Warrants; Exercise of Warrants.
                       -------------------------------

            (a)  Warrants.  Subject to the  provisions of this  Agreement,  each
                 ---------
Warrant holder shall have the right, upon exercise of his Warrant, to receive from the Company that number of fully paid and nonassessable Warrant Shares which the holder may at that time be entitled to receive on exercise of his Warrant and payment of the Exercise Price then in effect for such Warrant Shares. The Warrants may be exercised at any time before 5:00 p.m., Pacific Time ("PT") on December 31, 2003 (the "Expiration Date"). Warrants shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of the Expiration Date. Other than as expressly provided for in
Section 11 hereof, no adjustments as to dividends will be made upon exercise of the Warrants.

            (b)  Exercise  of  Warrants.  Subject  to  the  provisions  of  this
                 -----------------------
Agreement, a Warrant may be exercised upon (i) surrender to the Company at its office designated for such purpose (the address of which is set forth in Section 15 hereof) of the Warrant Certificate with the form of election to purchase attached as Exhibit B hereto duly completed and signed, which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc., and (ii) payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which the Warrant is exercised. Payment of the Exercise Price shall be made in cash or by certified or official bank check to the order of the Company.

            Subject to the provisions of Section 7 and Section 10 hereof, upon such proper surrender of the Warrant Certificate and payment of the Exercise Price the Company shall cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant holder, and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares purchasable upon the exercise of the Warrant together with cash as provided in Section 12; provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (g) of Section 11 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of the Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than five business days thereafter, issue and cause to be delivered the number of full Warrant Shares issuable upon the exercise of the Warrant in the manner described in this sentence together with cash as provided in Section 12. Such certificate or certificates shall be deemed to have been transferred and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of the Warrant Certificate and payment of the Exercise Price.

            Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section 6 and of Section 3 hereof.

            The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Warrant holders during normal business hours at their respective offices.

            SECTION 7. Payment of Taxes.  The Company  will pay all  documentary
                       -----------------
stamp taxes attributable to the issuance of Warrant Shares upon the exercise of a Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificate or any certificates for Warrant Shares in a name other than that of the registered holder of the Warrant Certificate surrendered upon the exercise of the Warrant, and, in connection with any such transfer, the Company shall not be required to issue or deliver a Warrant Certificate or Warrant Shares unless or until the person or persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            SECTION 8. Mutilated  or Missing  Warrant  Certificates.  In case a
                       ---------------------------------------------
Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant Certificate and indemnity, if requested, also reasonably satisfactory to it. Applicants for a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

            SECTION 9. Reservation of Warrant  Shares.  The Company will at all
                       -------------------------------
times reserve and keep available, out of its authorized shares of Common Stock, for the purpose of enabling it to satisfy its obligation to sell and issue Warrant Shares upon exercise of the Warrants, the maximum number of shares of Common Stock which may then be purchasable upon the exercise of the Warrants.

            The Company will keep a copy of this Agreement on file with any transfer agent for the Common Stock (the "Transfer Agent"). The Company will furnish any such Transfer Agent a copy of all notices of adjustments and certificates transmitted to the Warrant holders pursuant to Section 13 hereof.

            The Company covenants that all Warrant Shares which are issued upon exercise of Warrants will, upon delivery, be fully paid, nonassessable, and free from all taxes, liens, charges and security interests.

            SECTION 10. Obtaining Stock Exchange Listings. The Company will from
                        ----------------------------------
time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of the Warrants, will be listed on the principal securities exchanges within the United States of America, if any, on which other shares of Common Stock are then listed.

            SECTION 11. Adjustment  of  Exercise  Price and  Number of Warrant
                        ---------------------------------  -------------------
Shares Issuable. The Exercise Price and the number of Warrant Shares purchasable
----------------
upon the exercise of the Warrants issued or issuable pursuant to this Agreement are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 11. For purposes of this Section 11, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount. Anything in this Section 11 to the contrary notwithstanding, the Exercise Price shall not be less than $.01 per share.

            (a)   Adjustment for Change in Capital Stock.
                  ---------------------------------------

            If the Company:

            (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

            (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

            (3) combines its outstanding shares of Common Stock into a smaller number of shares;

            (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or preferred stock; or

            (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted (and, if applicable, the securities for which the Warrant is exercisable shall be adjusted) so that the holder of the Warrants thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if the Warrants had been exercised immediately prior to such action.

            The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

            If after an adjustment the holders of the Warrants upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. If Leap is then a holder of a Warrant it shall have the right of reasonable approval of such allocation. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 11.

            Such adjustment shall be made successively whenever any event listed above shall occur.

            (b)   Adjustment for Rights Issue.
                  ----------------------------

            If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the current Exercise Price on that record date, the Exercise Price shall be adjusted in accordance with the formula:

                                    O + N x P
                                        -----
                            E' = Ex     E
                                   ----------
                                      O + N

where:

      E' = the adjusted Exercise Price.

      E  = the current Exercise Price.

      O  = the number of shares of Common Stock outstanding on the record date.

      N  = the number of additional shares of Common Stock offered.

      P  = the offering price per share of the additional shares.

            The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

            (c)   Adjustment for Other Distributions.
                  -----------------------------------

            If the Company distributes to all holders of its Common Stock any of its assets (including but not limited to cash), debt securities, preferred stock, or any rights or warrants to purchase debt securities, preferred stock, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                               E' = E x E - F
                                        -----
                                           E

where:

      E' = the adjusted Exercise Price.

      E  = the current Exercise Price.

      F = the fair market value on the record date of the assets, securities, rights or warrants applicable to one share of Common Stock. The Board of Directors of the Company shall determine the fair market value in good faith.

            The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution.

            This subsection does not apply to rights, options or warrants referred to in subsection (b) of this Section 11.

            (d)   When No Adjustment Required.
                  ----------------------------

            No  adjustment  need  be  made  for  a  transaction  referred  to in subsections (a), (b) or (c) of this Section 11 if the Warrant holders are to participate in the transaction on a basis and with notice that the Board of Directors of the Company determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

            No adjustment under this Section 11 shall be made for the sale by the Company of Common Stock or any other equity securities of the Company or for the issuance of any option, warrant or other right to purchase Common Stock or other equity securities (except as expressly provided for in this Section 11). However, in the event that the Company, or any affiliate of the Company, purchases additional equity securities of the Company after the date of this Agreement, the Warrant holders shall have the right to participate in such purchase on that same basis to the extent necessary to preserve their pro-rata common equity ownership based on the percentage ownership of the Company represented by the Warrant Shares.

            To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

            (e)   Notice of Adjustment.
                  ---------------------

            Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 13 hereof.

            (f)   Notice of Certain Transactions.
                  -------------------------------

            If:

            (1) the Company takes any action that would require an adjustment in the Exercise Price pursuant to subsections (a), (b) or (c) of this Section 11 and if the Company does not arrange for the Warrant holders to participate pursuant to subsection (d) of this Section 11; or

            (2) there is a liquidation or dissolution of the Company,

the Company shall mail to the Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

            (g)   Reorganization of Company.
                  --------------------------

            If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person (any such transaction, a "Merger"), the formed, surviving (including the Company, if applicable), transferee or lessee corporation (the "Survivor") shall assume the obligations of the Company hereunder. The date of such Merger shall be referred to herein as the "Merger Date." Warrants issued, but unexercised, immediately prior to the Merger Date shall automatically become exercisable on and after the Merger Date for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the Merger if the holder had exercised the Warrant in full immediately prior to the Merger Date. In addition, the Survivor shall issue, at the times and in the amounts set forth in Section 1 hereof, Warrants for the purchase of the kind and amount of securities, cash or other assets which Leap would have owned immediately after the Merger if Leap had earned and exercised in full such Warrants immediately prior to the Merger Date. If the substance of the Merger is the acquisition of the Company then, notwithstanding anything to the contrary contained in Section 1 hereof, Warrants may not be exercised for Common Stock on or after the Merger Date. Concurrently with the consummation the Merger, the Survivor shall enter into a supplemental Warrant Agreement so providing and which is fair and equitable under the circumstances. The Survivor shall mail to the Warrant holders a notice describing the supplemental Warrant Agreement.

            If this subsection (g) applies, subsections (a), (b) and (c) of this
Section 11 do not apply.

            (h)   Adjustment in Number of Warrant Shares.
                  ---------------------------------------

            Upon each adjustment of the Exercise Price pursuant to this Section 11, the Warrants, as outstanding prior to the making of the adjustment in the Exercise Price, shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                   N' = N x E
                                            -
                                            E'
where:

      N' = the adjusted number of Warrant Shares issuable upon exercise of the Warrants by payment of the adjusted Exercise Price.

      N = the number or Warrant Shares previously issuable upon exercise of the Warrants by payment of the Exercise Price prior to adjustment.

      E' = the adjusted Exercise Price.

      E  = the Exercise Price prior to adjustment.

            SECTION 12. Fractional Interests.  The Company shall not be required
                        ---------------------
to issue any fractional Warrant Share on the exercise of a Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section 12, be issuable on the exercise of a Warrant, the Company shall pay an amount in cash equal to the fair value of one Warrant Share on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

            SECTION 13. Notices to Warrant holders; Delivery of Financial
                        -------------------------------------------------
Statements.
-----------

            (a) Notices to Warrant Holders.  Upon any adjustment of the Exercise
                ---------------------------
Price pursuant to Section 11, the Company shall promptly thereafter deliver to the Warrant holders a certificate signed by the Chief Financial Officer of the Company setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares issuable after such adjustment in the Exercise Price, upon exercise of the Warrants and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein unless the Warrant holders, within 20 days after receipt of such certificate, notify the Company in writing that they dispute matters set forth in the certificate, in which case, the Warrant holders may request the firm of independent public accountants who are the regular auditors of the Company at the Warrant holders' expense to prepare a certificate concerning the calculation of the adjusted Exercise Price and the other matters set forth above in the certificate, which accountant's certificate shall be delivered to the Company and shall be conclusive evidence of the correctness of the matters set forth therein.

            In case:

            (i) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

            (ii) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 11 hereof); or

            (iii) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

            (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

            (v) the Company proposes to take any action (other than actions of the character described in subsection (a) of Section 11) which would require an adjustment of the Exercise Price pursuant to Section 11;

then the Company shall cause to be given to each holder of a Warrant at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (i) or (ii) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 13 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

            Nothing contained in this Agreement or in the Warrant Certificates shall be construed as conferring upon the holder thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

            (b) Delivery of  Financial  Statements.  Promptly  after they become
                -----------------------------------
available but in any event within 90 days after the last day of each fiscal year, the Company will deliver to each Warrant holder the audited consolidated financial statements of the Company for such fiscal year.

            SECTION 14. Registration  Rights.  The Company grants  registration
                        ---------------------
rights to Leap as set forth in Exhibit C hereto. Upon the transfer by Leap of all of its Warrants to a single transferee in compliance with Section 5, or the transfer by Leap of all Warrant Shares issuable upon exercise of such Warrants to a single transferee in a private offering, the Company shall amend this Agreement to provide that such transferee may exercise Leap's registration rights hereunder, provided that such transferee agrees to assume all obligations of Leap hereunder with respect to such registration rights.

            SECTION 15. Notices to the Company  and the  Warrant  Holders.  Any
                        --------------------------------------------------
notice or demand authorized by this Agreement to be given or made by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until the Warrant holders are otherwise notified in accordance with this Section 15), as follows:

                  PulsePoint Communications
                  6307 Carpinteria Avenue
                  Carpinteria, California 93013
                  Attention: Corporate Secretary

            Any notice pursuant to this Agreement to be given by the Company to the registered holder of each Warrant Certificate shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until the Company is otherwise notified in accordance with this Section 15 by such holder) to the Warrant holder at his address appearing on the Warrant register of the Company.

            SECTION 16. Supplements and Amendments. The Company may from time to
                        ---------------------------
time supplement or amend this Agreement with the approval of Leap, and the holders of the Warrant Certificates, if any, which approval shall not be unreasonably withheld, in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable.

            SECTION 17. Successors.  All the covenants and provisions of
                        -----------
this Agreement by or for the benefit of the Company shall bind and inure to the benefit of the respective successors and assigns hereunder.

            SECTION 18. Termination.  This  Agreement  shall  terminate  on the
                        ------------
Expiration Date. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if the Warrants have been exercised in full. Notwithstanding the other provisions of this Agreement, the registration rights granted pursuant to Section 14 shall survive the termination of this Agreement.

            SECTION 19. Governing   Law.  This   Agreement  and  the  Warrant
                        ----------------
Certificates issued hereunder shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the internal laws of said State.

            SECTION 20. Benefits of This  Agreement.  Nothing in this Agreement
                        ----------------------------
shall be construed to give to any person, partnership, corporation or other entity other than the Company and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrant Certificates.

            SECTION 21. Counterparts.  This  Agreement  may be executed in any
                        ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                    PULSEPOINT COMMUNICATIONS


                                    By:   /s/ Mark C. Ozur
                                       ---------------------------
                                       Name:  Mark C. Ozur
                                       Title:  President


                                    LEAP WIRELESS INTERNATIONAL, INC.


                                    By:   /s/ Harvey P. White
                                       ---------------------------
                                       Name:
                                       Title:

                                    EXHIBIT A

                          [Form of Warrant Certificate]

                                     [Face]

THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE
COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                EXERCISABLE ON OR BEFORE 5:00 P.M. PACIFIC TIME,
                                DECEMBER 31, 2003

                               Warrant Certificate

                                       For

                           ____________ Warrant Shares

                            PULSEPOINT COMMUNICATIONS

            This Warrant Certificate certifies that Leap Wireless International. Inc., or registered assigns, is the registered holder of a Warrant expiring at 5:00 p.m. PACIFIC TIME ("PT") December 31, 2003 (the "Warrant") to purchase shares of the outstanding Common Stock (the "Common Stock"), of PulsePoint Communications, a California corporation (the "Company"). The Warrant entitles the holder upon exercise on or before 5:00 p.m. PT on December 31, 2003, to receive from Company that number of fully paid and nonassessable shares of Common Stock ("Warrant Shares") set forth above, and as specified in the Warrant Agreement referred to below, at the initial exercise price (the "Exercise Price") of $ per share payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the provisions of, and satisfaction of the conditions set forth in, the Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrant are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

            The Warrant may not be exercised after 5:00 p.m., PT on December 31, 2003 and to the extent not exercised by such time the Warrant shall become void.

            The Warrant evidenced by this Warrant Certificate entitles the holder on exercise to receive authorized but unissued shares of Common Stock and is issued pursuant to a Warrant Agreement dated as of December ____, 1998 (the "Warrant Agreement"), duly executed and delivered by the Company and Leap Wireless International, Inc. which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Warrant holder (the words "Warrant holder" meaning the registered holder of this Warrant Certificate). A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

            The Warrant is not transferable except in the limited circumstances set forth in the Warrant Agreement.

            IN WITNESS WHEREOF, PulsePoint Communications has caused this Warrant Certificate to be signed by its President.

                                    Dated: _______________, 19__

                                    PULSEPOINT COMMUNICATIONS


                                    By _______________________________
                                       Name:
                                       Title:  President

                                    EXHIBIT B

                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)

            The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to PulsePoint Communications in the amount of $_________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of __________________________, whose address is ___________________________________
____________________ and that such shares be delivered to ________________ whose address is _______________________ _______________________.

            The undersigned represents that to the extent the aforesaid shares of Common Stock are being registered in the name of the undersigned, such shares are being acquired for the account of the undersigned for investment purposes only and not with a view to, or for resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended.

                                                Signature:


                                                Date:


                                                Signature Guaranteed:

                                    EXHIBIT C

                               REGISTRATION RIGHTS

            1.  Definitions.  Terms defined in the foregoing  Warrant  Agreement
                ------------
(the "Agreement") are used as therein defined in this Exhibit C. In addition, the following term shall have the meaning indicated:

            "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, all as the same shall be in effect from time to time.

            2.  Piggy-Back Registrations. If at any time the Company proposes to
                -------------------------
register (other than a registration (1) on Form S-8 or any successor form thereto, (2) of debt securities of the Company, (3) of preferred stock of the Company, or (4) of securities for the purpose of consummating any acquisition by the Company including a registration on Form S-4 or any successor form thereto) any public offering of shares of Common Stock under the Securities Act, the Company will give written notice to Leap of its intention so to do at least 20 days prior to the filing of the registration statement.

      A.    In the event of an underwritten public offering:

            (a) If the representative of the underwriters (the "Representative") participating in the sale and distribution of the Company's securities covered by said registration statement agrees that a number of shares of outstanding Common Stock (the "Permissible Secondary Shares") may be included in the offering covered by the registration statement, the Company's notice shall afford Leap an opportunity to elect to include in such filing all or any part of the Warrant Shares then held by Leap or issuable pursuant to the exercise of a Warrant or Warrants held by Leap. Leap shall have 10 days after receipt of the Company's notice to notify the Company in writing of the number of Warrant Shares (the "Elected Shares") which Leap elects to include in the offering. The Elected Shares shall be included in the offering to the extent permitted by the Representative. If the aggregate number of Elected Shares that Leap and all other holders of Common Stock of the Company possessing registration rights desire to include in such filing exceeds the number of Permissible Secondary Shares, then Leap shall, subject to any priority or pro rata registration rights available to other holders of securities, be entitled to include that number of Warrant Shares that bears the same ratio to the number of Permissible Secondary Shares as the number of Elected Shares bears to the number of shares of Common Stock that all such eligible holders of Common Stock desire to include. The Representative may increase or decrease the number of Permissible Secondary Shares at any time until all shares of Common Stock included in such offering have been sold by such underwriters.

            (b) The Company shall afford Leap the right to participate in each underwritten registration until Leap shall have had an opportunity (whether or not availed of) to participate in at least three effective registrations.

      B. In the event of a public offering which is not underwritten:

            (a) Leap shall have 10 days after receipt of the Company's notice to notify the Company in writing of the number of Warrant Shares which Leap elects to include in the offering.

      C. With respect to each offering covered by this Section 2:

            (a) The Company will use its best efforts to prepare and file with the Commission a registration statement with respect to the Warrant Shares to be registered and shall cause such registration statement to become effective, to prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of the sale of all shares of Common Stock covered thereby or the expiration of a period of 120 days after its effective date and to comply with the provisions of the Securities Act with respect to the disposition of all Warrant Shares covered by a registration statement pursuant to this Exhibit C. If any Warrant Shares remain unsold at the end of such period, the Company may file a post-effective amendment to the registration statement for the purpose of deregistering such shares.

            (b) The Company will furnish to Leap so many copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as Leap may reasonably request.

            (c) The Company will use its best efforts to register or qualify the Warrant Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions (not exceeding 10 in number) as Leap shall request, and do any and all other acts and things that may be reasonably necessary or advisable to enable Leap to consummate the disposition in such jurisdictions of the Warrant Shares covered by the registration statement; provided, however, that the Company shall not be obligated, by reason thereof, to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

            (d) The Company shall notify Leap when the registration statement covering the offering of the Warrant Shares to be registered has been filed with the Commission under the Securities Act and when it has been made effective by order of the Commission.

      D. Anything contained in this Section 2 notwithstanding, the Company shall have no obligation to Leap if the Board of Directors of the Company determines, for any reason, not to complete any proposed public offering of its securities.

            3.  Obligations  of Leap.  To  include  any  Warrant  Shares  in any
                ---------------------
registration statement, Leap shall:

            (a) cooperate with the Company in preparing each such registration statement and execute all such agreements as the Representative may reasonably deem necessary in favor of the underwriters;

            (b) promptly supply the Company with all information, documents, representations and agreements as the Representative or the Company may reasonably deem necessary in connection with such registration; and

            (c) agree in writing not to sell or transfer any shares of the capital stock of the Company not included in such registration statement during the period beginning ten days prior to the filing and ending 120 days after the effective date of such registration statement without the Representative's or the Company's prior written consent.

            4.  Conditions.  The  inclusion  of  Warrant  Shares in an  offering
                -----------
pursuant to Sections 2 or 3 hereof shall be subject to the following conditions:

            (a) Leap shall exercise its Warrant or Warrants representing the Warrant Shares to be registered in such offering, or irrevocably commit in writing to do so prior to the effective date of the registration statement on such terms as the Company may reasonably request, prior to the initial filing of a registration statement with respect to such Warrant Shares; and

            (b) the President or any Vice President, the Chief Executive Officer, the Chief Financial Officer or the Treasurer of Leap shall certify in writing to the Company and, in the case of an underwritten offering, to the underwriters that Leap has a present intention to sell all of the Warrant Shares which Leap elects to include in such offering.

            (c) The  inclusion  of Warrant  Shares in an  offering  pursuant  to
Section 2 shall be subject to the condition that Leap shall sell its Warrant Shares to the underwriters on the same terms and conditions as the Company and any other selling holders of Common Stock.

            5.  No Registration  Required.  The Company shall have no obligation
                ---------------------------
under Sections 2 to register any Warrant Shares if the Company shall deliver to Leap an opinion reasonably satisfactory to Leap and its counsel to the effect that the proposed sale or disposition for which registration was requested does not require registration under the Securities Act.

            6.  Registration  Expenses.  The  costs  and  expenses  (other  than
                -----------------------
underwriting discount or commission, fees and disbursements of Leap's counsel and such fees as state securities officials may require that Leap pay) of all registrations and qualifications under the

Securities Act, and of all other actions that the Company is required to take or effect pursuant to this Exhibit C, shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, costs of special audits incident to or required by any such registration, and fees and disbursements of counsel for the Company).

            7.  Indemnification  by  Company.  In the event of any  registration
                -----------------------------
under the Securities Act of any Warrant Shares, the Company hereby agrees to indemnify and hold harmless Leap, its officers, directors, agents, and each person, if any, who controls Leap within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Leap may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Warrant Shares were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any failure or alleged failure of the Company to comply with any applicable statute, rule or regulation in connection with the registration statement or the offering, and will reimburse Leap for any legal or other expenses reasonably incurred by Leap in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or in said preliminary or final prospectus or said amendment or supplement, in reliance upon and in conformity with written information furnished by Leap for use in the preparation thereof.

            8.  Indemnification  by Leap. In the event of any registration under
                -------------------------
the Securities Act of any Warrant Shares, Leap hereby agrees to indemnify and hold harmless the Company, and each other person, if any, who controls the
Company  within  the  meaning  of the  Securities  Act  and  each  other  person
(including each underwriter, and each other person, if any, who controls such underwriter) who participates in the offering of such Common Shares against any losses, claims, damages or liabilities, joint or several, to which the Company, such controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Warrant Shares were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such controlling person or participating person for any legal or other expenses reasonably incurred by the Company or such controlling person or participating person in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided that Leap will be liable in any such case to the extent, and only to the extent, that any such loss claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or in said preliminary or final prospectus or said amendment or supplement, in reliance upon and in conformity with written information furnished by Leap for use in the preparation thereof and, provided further, that Leap's obligations hereunder shall be limited to an amount equal to the proceeds to Leap of the securities sold pursuant to the registration statement.

            9.  Available Information. As long as the Company is the issuer of a
                ----------------------
security registered pursuant to Section 12 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Act"), the Company will comply with the reporting requirements of Sections 13 and 15(d) of the Act to permit Leap to dispose of the Warrant Shares pursuant to an exemption from the Securities Act (including without limitation a disposition under Rule 144).